UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2025

CO-DIAGNOSTICS, INC.

(Exact name of small business issuer as specified in its charter)

Utah	1-38148	46-2609363
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109

(Address of principal executive offices)

(801) 438-1036

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CODX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on March 16, 2023, Co-Diagnostics, Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Piper Sandler & Co. (“Piper Sandler”), pursuant to which the Company may offer and sell shares of our common stock, $0.001 par value, having an aggregate offering price of up to $50,000,000 from time to time through Piper Sandler acting as agent. As of April 25, 2025, the Company has sold 833,806 shares under the Equity Distribution Agreement.

On April 25, 2025, the Company entered into an amendment and restatement of the Equity Distribution Agreement (the “Amended and Restated Equity Distribution Agreement”) to, among other things, add Clear Street LLC (“Clear Street”) as a sales agent. Sales commissions payable under the Amended and Restated Equity Distribution Agreement will be divided equally between Piper Sandler and Clear Street, as sales agents. The foregoing summary of the Amended and Restated Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Equity Distribution Agreement, a copy of which is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 Other Events.

The Company filed a registration statement on Form S-3 (File No. 333-270628) with the Securities and Exchange Commission (the “SEC”) on March 16, 2023, which registration statement was declared effective by the SEC on April 6, 2023 (the “Registration Statement”). The Registration Statement includes a prospectus relating to the sale of common stock under the Equity Distribution Agreement (the “Prospectus”). The Company filed a supplement to the Prospectus on October 18, 2024, to update the amount registered for sale under the Equity Distribution Agreement.

In connection with the Company’s entry into the Amended and Restated Equity Distribution Agreement, the Company is filing as Exhibit 99.1, which is incorporated by reference herein, a revised Plan of Distribution with respect to the Prospectus, to reflect the Amended and Restated Equity Distribution Agreement, including the appointment of Clear Street as a sales agent. The Plan of Distribution contained in Exhibit 99.1 to this Form 8-K replaces and supersedes the prior Plan of Distribution included in the Prospectus, as previously supplemented.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.:	Description:
10.1	Amended and Restated Equity Distribution Agreement, dated as of April 25, 2025, by and among Co-Diagnostics, Inc., Piper Sandler & Co., and Clear Street LLC.
99.1	Plan of Distribution
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CO-DIAGNOSTICS, INC.

Date: April 28, 2025	By:	/s/ Brian Brown
	Name:	Brian Brown
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)